PZENA INVESTMENT MANAGEMENT, LLC

AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT AS OF

March 5, 2012

This Amendment to the Amended and Restated Operating Agreement dated as of October 30, 2007, as further amended on March 24, 2010 (herein called “the Operating Agreement”) is hereby made and executed by Pzena Investment Management, Inc., as the Managing Member (the “Managing Member”) of Pzena Investment Management, LLC, a Delaware limited liability company (the “Company) and each of the Class B Members of the Company. Capitalized terms used but not defined herein have the meanings given to them in the Operating Agreement.

Preliminary Statement

WHEREAS, the Managing Member has determined to amend (1) paragraph (a) of Section 2.01 of Exhibit B to the Operating Agreement (Exchange Rights of Class B Members) in order to delete the establishment of the last Business Day of an Annual Period as an Exchange Date upon the Managing Member’s failure to establish an Exchange Date for such Annual Period, and (2) Section 2.02 of Exhibit B in order to prohibit the exchange of (a) any Class B Units until the first day after the first anniversary of the date of original issuance of each Class B Unit, and (b) the Issued Incentive Units (as defined herein) may not be exchanged until the first day after the first anniversary of the execution date of this Amendment; and

WHEREAS, pursuant to Section 11.01(a) of the Operating Agreement, terms and provisions therein may generally be modified or amended at any time and from time to time with the written consent of the Managing Member and a Majority in Interest of the Class B Members; and

NOW THEREFORE, pursuant to Section 11.01 of the Operating Agreement, the Operating Agreement is amended as follows:

1.          Section 1.02 of Exhibit B (Exchange Dates; Exchange Notices) shall be amended to add the following definition in alphabetical order:

“Issued Incentive Units” shall mean the following Class B Units issued after October 30, 2007 and prior to the date hereof: (i) 403,036 Class B Units granted pursuant to the Company’s Amended and Restated 2006 Equity Incentive Plan, and (ii) the 216,501 Class B Units granted pursuant to the Company’s Amended and Restated Bonus Plan.

2.          Section 2.01, paragraph (a) of Exhibit B shall be amended to delete the following proviso in the first sentence:

“provided, further, that if the Managing Member fails to establish at least one Exchange Date during any Annual Period, the last Business Day of such Annual Period shall be an Exchange Date.”

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3.          Section 2.02 of Exhibit B shall be revised to add the following as paragraph (f) thereof:

“(f)          Notwithstanding anything else in this Section 2.02, this Exhibit or the Agreement, (1) no Class B Units may exchanged until the first day after the first anniversary of the date of original issuance of each Class B Unit, and (2) none of the Issued Incentive Units may be exchanged until the first day after the first anniversary of the execution date of this Amendment.

4.          Except as set forth herein, the provisions of the Operating Agreement remain in full force and effect.

This Amendment may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

IN WITNESS WHEREOF, this Amendment has been duly executed to be effective as of March 5, 2012.

MANAGING MEMBER:

Pzena Investment Management Inc.

/S/ Richard S. Pzena
By: Richard S. Pzena, Chief Executive Officer

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CLASS B MEMBERS:

/S/ Bill Andolfi	/S/ Lauren Barrella
Bill Andolfi	Lauren Barrella

/S/ Joan Berger	/S/ Rakesh Bordia
Joan Berger	Rakesh Bordia

/S/ Caroline Cai	/S/ Kevin Clegg
Caroline Cai	Kevin Clegg

/S/ Steven M. Coffey	/S/ Antonio DeSpirito
Steven M. Coffey	Antonio DeSpirito

/S/ Jen Fernholz	/S/ Evan Fire
Jen Fernholz	Evan Fire

/S/ Allison Fisch	/S/ John Flynn
Allison Fisch	John Flynn

/S/ Evan Fox	/S/ John P. Goetz
Evan Fox	John P. Goetz

/S/ S. Fitzgerald Haney	/S/ V. Michel Hanigan
S. Fitzgerald Haney	V. Michel Hanigan

/S/ Lawrence Kohn	/S/ Keith Komar
Lawrence Kohn	Keith Komar

/S/ James Krebs	/S/ Jessica Lewis
James Krebs	Jessica Lewis

/S/ William L. Lipsey	/S/ Brian Mann
William L. Lipsey	Brian Mann

/S/ Greg Martin	/S/ R. Valerie Mignone
Greg Martin	R. Valerie Mignone

/S/ TVR Murti	/S/ Nicholas Padgen
TVR Murti	Nicholas Padgen

/S/ Wayne Palladino	/S/ Michael D. Peterson
Wayne Palladino	Michael D. Peterson

/S/ Jacques Pompy	/S/ Richard S. Pzena
Jacques Pompy	Richard S. Pzena

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/S/ Eli Rabinowich	/S/ Lisa Roth
Eli Rabinowich	Lisa Roth

/S/ Ben Silver	/S/ Manoj Tandon
Ben Silver	Manoj Tandon

/S/ Franco F. Tapia	/S/ David Y. Zhao
Franco F. Tapia	David Y. Zhao

/S/ Joel Greenblatt	/S/ Robert Goldstein
Joel Greenblatt for Jordan Greenblatt	Robert Goldstein

/S/ Joel Greenblatt	/S/ Joel Greenblatt
Joel Greenblatt for Matthew Greenblatt	Joel Greenblatt

/S/ Alan Eisenberg	/S/ Joel Greenblatt
Alan Eisenberg	Joel Greenblatt for Jonathan Greenblatt

/S/ Michelle Houck	/S/ Joel Greenblatt
Michelle Houck	Joel Greenblatt for Melissa Greenblatt

/S/ William C. Connolly	/S/ Joel Greenblatt
William C. Connolly	Joel Greenblatt for Rebecca Greenblatt

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